UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 25, 2012

CONAGRA FOODS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7275	47-0248710
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One ConAgra Drive Omaha, Nebraska	68102-5001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (402) 240-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

In anticipation of customary conversations with investors over the next several weeks, ConAgra Foods, Inc. (the “Company”) is reaffirming its fiscal 2013 earnings per share (“EPS”) expectations. The Company continues to expect fiscal 2013 diluted EPS, adjusted for items impacting comparability, to grow 6-8% over the comparable fiscal 2012 diluted EPS of $1.84. The Company also expects fiscal 2013 operating cash flow to exceed $1.2 billion.

This Current Report on Form 8-K includes the non-GAAP financial measure of diluted EPS, adjusted for items impacting comparability. Management considers GAAP financial measures as well as such non-GAAP financial information in its evaluation of the Company’s financial statements and believes this non-GAAP measure provides useful supplemental information to assess the Company’s operating performance and financial position. The historical non-GAAP measures are reconciled in this Current Report on Form 8-K to the most directly comparable measures as reported in accordance with GAAP, and should be viewed in addition to, and not in lieu of, the Company’s diluted EPS as calculated in accordance with GAAP.

Note on Forward-looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current views and assumptions of future events and financial performance and are subject to uncertainty and changes in circumstances. The Company undertakes no responsibility for updating these statements. Readers of this Current Report on Form 8-K should understand that these statements are not guarantees of performance or results. Many factors could affect the Company’s actual financial results and cause them to vary materially from the expectations contained in the forward-looking statements. These factors include, among other things: availability and prices of raw materials, including any negative effects caused by inflation; the effectiveness of the Company’s product pricing, including any pricing actions and promotional changes; future economic circumstances; industry conditions; the Company’s ability to execute its operating and restructuring plans; the success of the Company’s innovation, marketing, and cost-saving initiatives; the competitive environment and related market conditions; operating efficiencies; the ultimate impact of any product recalls; the Company’s success in efficiently and effectively integrating the Company’s acquisitions; access to capital; actions of governments and regulatory factors affecting the Company’s businesses, including the Patient Protection and Affordable Care Act; the amount and timing of repurchases of the Company’s common stock, if any; and other risks described in the Company’s reports filed with the Securities and Exchange Commission. The Company cautions readers not to place undue reliance on any forward-looking statements included in this Current Report on Form 8-K, which speak only as of the date made.

Regulation G Disclosure

Below is a reconciliation of FY12 diluted earnings per share from continuing operations, adjusted for items impacting comparability. Amounts may be impacted by rounding.

FY12 Diluted EPS from Continuing Operations

Total FY12
Diluted EPS from continuing operations	$1.12
Items impacting comparability:
Expense related to adoption of new methodology for pension accounting	0.60
Expense related to unallocated mark-to-market impact of derivatives	0.14
Expense related to restructuring charges	0.09
Net expense related to historical legal and insurance matters	0.03
Expense related to transaction costs of acquisitions	0.01

Benefit related to acquisition of majority interest in Agro Tech Foods, Ltd.	(0.14)

Rounding	(0.01)

Diluted EPS adjusted for items impacting comparability	$1.84

*	Reported number of $1.12 includes $0.08 of benefit from the pension accounting changes. This $0.08 is part of the comparable earnings base. This is independent of the significant charge that is treated as an item impacting comparability.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONAGRA FOODS, INC.

By:	/s/ Colleen Batcheler

Name:	Colleen Batcheler
Title:	Executive Vice President, General Counsel and Corporate Secretary

Date: July 25, 2012